UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                             ________________


                                 FORM 8-K

                              CURRENT REPORT

                  PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934
                             ________________


    Date of Report (DATE OF EARLIEST EVENT REPORTED)  January 12, 2000


               ENVIRONMENTAL REMEDIATION HOLDING CORPORATION
          (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


      Colorado                  0-17325                58-2429712
  (STATE OR OTHER          (COMMISSION FILE          (IRS EMPLOYER
    JURISDICTION                NUMBER)            IDENTIFICATION NO.)
 OF INCORPORATION)



16101 LaGrande Drive, Suite 100
     Little Rock, Arkansas                                72223
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                (ZIP CODE)



                              (501) 821-2222
           (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

          ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     On January 12, 2000, Environmental Remediation Holding Corporation (the "Company") was informed by Durland & Company, CPAs, P.A. ("Durland & Company") that Durland & Company had resigned as the Company's independent auditors.

     The audit reports of Durland & Company on the Company's financial statements for the fiscal year ended September 30, 1998 contained an explanatory paragraph regarding uncertainty as to the Company's ability to continue as a going concern. As reported in the Company's Current Report on Form 8-K filed December 23, 1999 (the "December 8-K"), the Company does not have sufficient financial resources to obtain audited financial statements for the fiscal year ended September 30, 1999, and Durland & Company had therefore not commenced an audit of the Company's finances for such period.

     Based upon available information, the Company is unaware of any matter of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Durland & Company, would have caused Durland & Company to make references to the matter in connection with the audit of the Company's financial statements for the fiscal year ended September 30, 1998, or with respect to an audit of the Company's financial statements for the fiscal year ended September 30, 1999, had such an audit been conducted.

     The Company also reported in the December 8-K that following the change in control of the Company reported in its Current Report on Form 8-K filed on August 23, 1999, new management and new board of directors of the Company have discovered that financial records of the Company for periods prior to the change in control are, in many cases, incomplete and inaccurate. New management has therefore had difficulty reconstructing the financial history of the Company and is not confident that the available records would have afforded Durland & Company or any other auditor with sufficient, competent evidential information to complete an audit for its fiscal year ended September 30, 1999 and render an opinion. The Company's liabilities presently outweigh its assets, and the Company believes that if it would have obtained an audit opinion with respect to the fiscal year ended September 30, 1999, such opinion would have contained a "going concern" modification. However, given the state of the Company's historical financial records, the Company expects that if it had had sufficient resources to timely obtain such an audit opinion, it would have dismissed Durland & Company as its certifying accountants and engaged new auditors.

     Based upon available information, the Company is unaware of Durland & Company having advised the Company during the fiscal years ended September 30, 1998 and September 30, 1999, or during any interim period thereafter, that: (i) internal controls necessary for the Company to develop reliable financial statements did not exist; (ii) information had come to the attention of Durland & Company that led it to no longer be able to rely on management's representations, or that made it unwilling to be associated with the financial statements prepared by management; (iii) Durland & Company needed to expand significantly the scope of an audit, or information had come to the attention of Durland & Company during such periods that, if further investigated, could have (a) materially impacted the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that may have prevented it from rendering an unqualified audit report on those financial statements) or (b) caused it to be unwilling to rely on management's representations or be associated with the registrant's financial statements; or (iv) information had come to Durland & Company's attention that it concluded materially impacted the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements or (b) the financial statements issued or to be issued covering the fiscal periods subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to Durland & Company's satisfaction, would have prevented it from rendering an unqualified audit report on those financial statements).

                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ENVIRONMENTAL REMEDIATION HOLDING
                              CORPORATION


                              By:/S/ GEOFFREY TIRMAN
                                 -------------------------------------
                                            Geoffrey Tirman
                                 President and Chief Executive Officer



Date: January 17, 2000